UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           April 7, 2005
                                                        ------------------

                       Presidential Realty Corporation
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
    (Exact name of registrant as specified in its charter)

         DELAWARE                           1-8594              13-1954619
         ---------                          -------             -----------
  (State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
           incorporation)                                      Identification
                                                                  Number)

  180 South Broadway, White Plains, New York                     10605
  ------------------------------------------                     ------
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code           (914) 948-1300
                                                             --------------
                        No change since last Report
   -------------------------------------------------------------
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17CFR230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act(17CFR240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17CFR240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17CFR240.13e-4(c))



Item 8.01         Other Events.

On April 7, 2005, Presidential Realty Corporation issued a press release announcing the sale of the Fairlawn Gardens property in Martinsburg, West Virginia for a sales price of $3,500,000.

A copy of this press release is annexed hereto as Exhibit 99.1.





                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   April 7, 2005                       PRESIDENTIAL REALTY CORPORATION




                                                     By: /s/ Jeffrey F. Joseph
                                                         ---------------------
                                                         Jeffrey F. Joseph
                                                         President








INDEX TO EXHIBITS

Exhibit No.                                 Description

99.1                                        Press Release dated April 7, 2005